UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 8, 2020

CBAK ENERGY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32898	86-0442833
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

BAK Industrial Park, Meigui Street

Huayuankou Economic Zone

Dalian, China, 116450

(Address, including zip code, of principal executive offices)

(86)(411)-3918-5985

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CBAT	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 8, 2020, CBAK Energy Technology, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain institutional investors (the “Investors”), pursuant to which the Company agreed to issue and sell, in a registered direct offering, an aggregate of 9,489,800 shares (the “Shares”) of common stock, par value $0.001 per share, of the Company at a per share purchase price of $5.18, and warrants to purchase an aggregate of 3,795,920 shares of common stock of the Company (the “Investors Warrants”), for gross proceeds of approximately $49.16 million, before deducting fees to the placement agent and other estimated offering expenses payable by the Company.

The Investors Warrants are exercisable immediately as of the date of issuance until 36 months after the date of issuance at an initial exercise price of $6.46 per share. The exercise price of the Investors Warrants is subject to full-ratchet anti-dilution adjustment in the case of future issuances or deemed issuances of shares of common stock below the Investors Warrants’ exercise price then in effect, as well as customary adjustment in case of stock splits, stock dividends, stock combinations and similar recapitalization transactions. A holder of the Investors Warrants also will have the right to exercise such warrants on a cashless basis if the registration statement or prospectus contained therein is not available for the issuance of all shares of common stock issuable upon exercise thereof. The exercisability of the Investors Warrants may also be limited if, upon exercise, the holder and its affiliates would in aggregate beneficially own more than 4.99% or 9.99% of the Company’s common stock, which percentage shall be elected by the holder on or prior to the issuance date.

Pursuant to the provisions of the Purchase Agreement, the Company and the Investors have agreed that: (i) subject to certain exceptions, the Company will not, within the sixty (60) calendar days following the closing of this offering enter into any agreement to issue or announce the issuance or disposition or proposed issuance or disposition of any securities (each, a “Subsequent Placement”); (ii) while the Investors Warrants remain outstanding, the Company will not enter into an agreement to effect a “Variable Rate Transaction,” as that term is defined in the Purchase Agreement; and (iii) within one year following the closing of this offering, the Company shall not effect any Subsequent Placement unless the Investors are offered a participation right, subject to certain terms and conditions as set forth in the Purchase Agreement, to subscribe, on a pro rata basis, up to 35% of the securities offered in the Subsequent Placement.

FT Global Capital, Inc. (the “Placement Agent”) acted as the exclusive placement agent in connection with this offering pursuant to the terms of a placement agent agreement, dated November 25, 2020, between the Company and Placement Agent (the “Placement Agent Agreement”). Pursuant to the Placement Agent Agreement, the Company agreed to pay Placement Agent a cash fee equal to seven percent (7%) of the aggregate proceeds received by the Company from the sale of its securities to investors introduced to the Company by the Placement Agent. Placement Agent is also entitled to additional tail compensation for any financings consummated within the 12-month period following the termination of the Placement Agent Agreement to the extent that such financing is provided to the Company by investors that the Placement Agent had introduced to the Company. In addition to the cash fee, the Company agreed to issue to the Placement Agent warrants to purchase an aggregate of up to four percent (4%) of the aggregate number of shares of our common stock sold in the offering (the “Placement Agent Warrants”). The Placement Agent Warrants shall generally be on the same terms and conditions as the Investors Warrants, exercisable at a price of $6.475 per share, provided that Placement Agent Warrants will not provide for certain anti-dilution protections included in the Investors Warrants.

The Shares, the Investors Warrants, the Placement Agent Warrants and our common stock issuable upon exercise of the Investors Warrants and the Placement Agent Warrants are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission on November 23, 2020 and was declared effective on December 3, 2020 (File No. 333-250893).

The foregoing description of the Purchase Agreement, the Placement Agent Agreement, the form of Investors Warrant and form of the Placement Agent Warrant does not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 4.1 and 4.2, respectively, and are incorporated herein by reference.

The Company intends to use the net proceeds from this offering for working capital and general corporate purposes. This offering is expected to close on or about December 10, 2020, subject to satisfaction of customary closing conditions.

This Current Report on Form 8-K does not constitute an offer to sell any securities or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

ITEM 8.01. OTHER EVENTS

On December 8, 2020, the Company issued a press release announcing the offering, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit	Description
4.1	Form of Investors Warrant
4.2	Form of Placement Agent Warrant
5.1	Opinion of Sherman & Howard L.L.C.
10.1	Form of Securities Purchase Agreement by and among the Company and the Investors
10.2	Placement Agent Agreement by and between the Company and FT Global Capital, Inc., dated November 25, 2020
23.1	Consent of Sherman & Howard L.L.C. (included in Exhibit 5.1).
99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBAK ENERGY TECHNOLOGY, INC.

Date: December 9, 2020	By:	/s/ Xiangyu Pei
Xiangyu Pei
Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
4.1	Form of Investors Warrant
4.2	Form of Placement Agent Warrant
5.1	Opinion of Sherman & Howard L.L.C.
10.1	Securities Purchase Agreement by and among the Company and the Investors, dated December 8, 2020
10.2	Placement Agent Agreement by and between the Company and FT Global Capital, Inc., dated November 25, 2020
23.1	Consent of Sherman & Howard L.L.C. (included in Exhibit 5.1).
99.1	Press Release

4